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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1997 included in Camco International Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
June 11, 1997